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                                                                   EXHIBIT 10.12


                              INTELLECTUAL PROPERTY
                               SECURITY AGREEMENT


         THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT ("Security Agreement"), is made as of November 14, 2001, from GALAXY NUTRITIONAL FOODS, INC., a Delaware corporation (the "Grantor") f/k/a Galaxy Foods Company, in favor of FINOVA CAPITAL CORPORATION, a Delaware corporation (the "Lender").

                                    RECITALS:

         WHEREAS, pursuant to that certain Security Agreement (Accounts Receivable, Inventory and Equipment) dated November 1, 1996 (as amended, extended, modified, restructured or renewed from time to time, the "Loan Agreement") by and between Grantor and Lender, Lender has agreed to make revolving credit loans to Grantor from time to time in an aggregate principal amount not to exceed $13,000,000 at any one time (the "Loan") to Grantor;

         WHEREAS, Grantor owns certain Intellectual Property listed on Schedule A hereto;

         WHEREAS, Grantor desires to mortgage, pledge and grant to Lender, for the benefit of Lender, a security interest in all of its right, title and interest in, to and under the Collateral, including without limitation, the property listed on the attached Schedule A, together with any renewal or extension thereof, and all Proceeds (as hereinafter defined) thereof, to secure the payment of the Obligations (as defined in the Loan Agreement); and

         WHEREAS, it is a condition precedent to the obligation of the Lender to make any further revolving credit loans available to Grantor under the Loan Agreement, that Grantor execute this Agreement.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the premises and to induce Lender to continue making revolving credit loans available to Grantor under the Loan Agreement, Grantor hereby agrees with Lender, as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed thereto in the Loan Agreement, and the following terms shall have the following meanings:

         "Collateral" has the meaning assigned to it in the Loan Agreement and, in addition, includes the Intellectual Property and the Other Proprietary Property, whether now owned or hereafter acquired by Grantor or in which Grantor now has or at any time in the future may acquire any right, title or interest.


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         "Copyrights" means all types of protective rights (or applications therefor) for any work that constitutes copyrightable subject matter, including without limitation, literary works, musical works, dramatic works, pictorial, graphic and sculptural works, motion pictures and other audiovisual works, sound recordings, architectural works, in any country of the world and including, without limitation, any works referred to in Schedule A hereto.

         "Copyright License" means any written agreement material to the operation of Grantor's businesses, providing for the grant by or to Grantor of any right to reproduce a copyrighted work, to prepare derivative works based on a copyrighted work, to distribute copies of a copyrighted work, to perform a copyrighted work or to display a copyrighted work, or to engage in any other legally protected activity with respect to a copyrighted work including, without limitation, any thereof referred to in Schedule A hereto.

         "Intellectual Property" means all Patent Applications, Patents, Patent Licenses, Trademark Applications, Trademarks, Trademark Licenses, Copyrights, Copyright Licenses, Trade Secrets, Inventions and other proprietary property or technology, and agreements relating thereto, including, without limitation, any and all improvements and future developments material to the operation of Grantor's businesses, as defined herein and/or referred to in Schedule A hereto.

         "Invention" means any new and useful process, machine, manufacture, or composition of matter, or any new and useful improvement thereof that is material to the operation of Grantor's businesses and developed by Grantor, its employees or agents, whether or not the subject of Patent(s) or Patent Application(s).

         "Other Proprietary Property" means all types of protectable intangible property rights other than Patents, Trademarks and Copyrights, including without limitation, Trade Secrets, computer software and the like, including, without limitation, all such rights referred to in Schedule B hereto.

         "Patents" means all types of exclusionary or protective rights granted (or applications therefor) for inventions in any country of the world (including, without limitation, letters patent, plant patents, utility models, breeders' right certificates, inventor's certificates and the like), and all reissues and extensions thereof and all provisionals, divisions, continuations and continuations-in-part thereof, including, without limitation, all such rights referred to in Schedule A hereto.

         "Patent License" means any agreement material to the operation of Grantor's business, whether written or oral, providing for the grant by or to Grantor of any right to manufacture, use or sell any Invention covered by a Patent, including, without limitation, any thereof referred to in Schedule A hereto.

         "Proceeds" means "proceeds," as such term is defined in Section 9-102(a) of the UCC and, to the extent not included in such definition, shall include, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty, guaranty or letter of credit payable to Grantor, from time to time with respect to any of the Collateral, (b) all payments (in any form whatsoever) paid or payable to Grantor from time to time in connection with any taking of all or any part of the Collateral


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by any governmental authority or any Person acting under color of governmental authority), (c) all judgments in favor of Grantor in respect of the Collateral and (d) all other amounts from time to time paid or payable or received or receivable under or in connection with any of the Collateral.

         "Security Agreement" means this Intellectual Property Security Agreement, as amended, supplemented or otherwise modified from time to time.

         "Trade Secret" means any of Grantor's scientific or technical information, design, processes, patterns, procedures, formulas, recipes or improvement which is secret and of value.

         "Trademarks" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other sources of business identifiers used in any country in the world, whether registered or unregistered, and the goodwill associated therewith, now existing and material to the businesses of Grantor or hereafter acquired, and (b) all registrations, recordings and renewals thereof, and all applications in connection therewith, issued by or filed in a national, state or local governmental authority of any country, including, without limitation, all such rights referred to in Schedule A hereto.

         "Trademark License" means any agreement, material to the businesses of Grantor, written or oral, providing for the grant by or to Grantor of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule A hereto.

         "UCC" means the Uniform Commercial Code as from time to time in effect in the State of Arizona.

         2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, Grantor hereby assigns and grants to Lender for the benefit of Lender a continuing first priority security interest in all of Grantor's right, title and interest in and to the Collateral, including all Proceeds and products thereof, whether or not included in Schedule A or Schedule B.

         3. Representations and Warranties Concerning the Intellectual Property. Grantor represents and warrants that:

                  (a) Schedule A and Schedule B hereto include all Intellectual Property and Other Proprietary Property owned by Grantor in its own name or as to which Grantor has any colorable claim of ownership that are material to the business of Grantor as of the date hereof.

                  (b) To Grantor's best knowledge, Grantor is the sole legal and beneficial owner of the entire right, title and interest in and to the Intellectual Property and the Other Proprietary Property, and/or has the right to use all such Intellectual Property and Other Proprietary Property pursuant to a valid license or other agreement.


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                  (c)      To Grantor's best knowledge, Grantor's rights in and
         to the Intellectual Property are valid, subsisting, unexpired, enforceable and have not been abandoned.

                  (d) All licenses, franchise agreements and other agreements conveying rights in and to the Intellectual Property and Other Proprietary Property are identified on Schedule A and Schedule B hereto and are in full force and effect. To the best knowledge of Grantor, Grantor is not in default under any such agreement, and no event has occurred which might constitute a default by Grantor under any such agreement.

                  (e) Except as set forth in Schedule A, all of the Intellectual Property is free and clear of any and all liens, security interests, options, licenses, pledges, assignments, encumbrances and/or agreements of any kind, and Grantor has not granted any release, covenant not to sue, or non-assertion assurance to any third party with respect to any of the Intellectual Property.

                  (f) To Grantor's knowledge, all prior transfers and assignments of the interests of any and all predecessors in the Intellectual Property of Grantor were duly and validly authorized, executed, delivered, recorded and filed as required to vest Grantor with complete, unrestricted ownership rights therein.

                  (g) Grantor has not, within the three (3) months prior to the date of execution of this Agreement, executed and/or delivered any assignment, transfer or conveyance of any of the Intellectual Property, recorded or unrecorded.

                  (h) No proceedings have been instituted or are pending or, to Grantor's knowledge, threatened that challenge Grantor's rights to use the Intellectual Property or Other Proprietary Property, or to register or maintain the registration of the Intellectual Property. No holding, decision or judgment has been rendered by any governmental authority which would limit, cancel or question the validity of any of the Intellectual Property. No action or proceeding is pending (i) seeking to limit, cancel or question the validity of any of the Intellectual Property or Grantor's ownership thereof or (ii) which, if adversely determined, would reasonably be likely to have a material adverse effect on the value of any of the Intellectual Property.

                  (i) To the best of Grantor's knowledge, the current conduct of Grantor's business and Grantor's rights in and to all of the Intellectual Property and Other Proprietary Property do not conflict with or infringe any proprietary right of any third party in any way which materially adversely affects the business or financial condition of Grantor. Further, except as set forth in Schedule A and Schedule B, Grantor is not aware of any claim by any third party that such conduct or such rights conflict with or infringe any valid proprietary right of any third party in any way which affects the business or financial condition of Grantor. To Grantor's best knowledge, Grantor is not making and has not made use of any confidential information of any third party except pursuant to express agreement of such third party.


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                  (j)      Grantor is unaware of any infringement by any other
         party upon its Intellectual Property rights. Grantor affirmatively covenants that it will exert commercially reasonable efforts to prevent any infringement by third parties of Grantor's Intellectual Property rights or any theft of Grantor's Other Proprietary Property at Grantor's sole cost; provided, that the foregoing shall not require that Grantor apply for or effect any registration of its Intellectual Property.

         4. Covenants. Grantor covenants and agrees with Lender that, from and after the date of this Security Agreement until the Obligations are paid in full:

                  (a) From time to time, upon the written request of Lender, and at the sole expense of Grantor, Grantor will promptly and duly execute and deliver such further instruments and documents and take such further action as Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the liens created hereby. Grantor also hereby authorizes Lender to file any such financing or continuation statement without the signature of Grantor to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction; provided, however, that Lender agrees that it shall not file this Security Agreement or a carbon, photographic or reproduction hereof in the State of Florida; unless the filing of this Security Agreement (as opposed to a UCC Financing Statement or other document) is the only means by which Lender can perfect its security interest granted under this Security Agreement.

                  (b) Grantor will not create, incur or permit to exist, will take all commercially reasonable actions to defend the Collateral against, and will take such other commercially reasonable action as is necessary to remove, any lien or claim on or to the Collateral, other than the liens created hereby, as permitted pursuant to the Loan Agreement, and licenses and similar rights (but not security interests) granted by Grantor to third parties and will take all commercially reasonable actions to defend the right, title and interest of Lender in and to any of the Collateral against the claims and demands of all persons whomsoever.

                  (c) Grantor will not sell, transfer or otherwise dispose of any of the Collateral, or attempt, offer or contract to so do, except as required by any applicable agreement, license or sub-license currently in effect, except that Grantor may grant to third parties such licenses and sub-licenses as Grantor may deem desirable or appropriate in the conduct of Grantor's business.

                  (d) Grantor will advise Lender promptly, in reasonable detail, at its address set forth in the Loan Agreement, (i) of any lien (other than liens created hereby or permitted


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         under the Loan Agreement) on, or claim asserted against, Collateral and
         (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the liens created hereunder.

                  (e)      (i)      Grantor (either itself or through licensees)
                  will, except with respect to any Trademark that Grantor shall reasonably determine is of immaterial economic value to it or otherwise if Grantor reasonably determines not to so do, (A) continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark,
                  (C) use reasonable efforts to employ such Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless within thirty (30) days after such use or adoption Lender, for its benefit, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (E) not to (and not permit any licensee or sublicensee thereof to) knowingly do any act or omit to do any act whereby any Trademark may become invalidated.

                           (ii) Grantor will not, except with respect to any Patent that Grantor shall reasonably determine is of immaterial economic value to it or otherwise if Grantor reasonably determine so to do, do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated. Without the prior written consent of Lender, which consent shall not be unreasonably withheld, Grantor shall not abandon any right to file a patent application, or abandon any pending patent application or patent if such abandonment would have a material adverse effect on the business of Grantor.

                           (iii) Grantor will promptly notify Lender if it knows, or has reason to know, that any application relating to any Patent, Trademark or Copyright may become abandoned or dedicated, or of any adverse determination or material development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark office or any court or tribunal in any country) regarding Grantor's ownership of any Patent, Trademark or Copyright, or its right to register the same or to keep and maintain the same.

                           (iv) Whenever Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for any Patent or for the registration of any Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office, or any similar office or agency in any other country or any political subdivision thereof, Grantor shall report such filing to Lender within five (5) business days after the last day of the fiscal quarter in which such filing occurs. Upon request of Lender, Grantor shall execute and deliver any and all


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                  reasonably necessary agreements, instruments, documents, and papers as Lender may reasonably request to evidence Lender's security interest in any newly filed Patent, Copyright or Trademark and the goodwill and general intangibles of Grantor relating thereto or represented thereby, and Grantor hereby constitutes Lender its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full.

                           (v) Grantor, except with respect to any Patent, Trademark or Copyright Grantor shall reasonably determine is of immaterial economic value to it or otherwise if Grantor reasonably determines not to so do, will take all reasonable and necessary steps, including, without limitation, in any proceedings before any tribunal, office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration or Patent) and to maintain each Patent and each registration of Trademarks and Copyrights, including, without limitation, filing of applications, applications for reissue, renewal or extensions, the payment of maintenance fees, participation in reexamination, opposition and infringement proceedings, and the filing of renewal applications, affidavits of use and affidavits of incontestability, when appropriate. Any expenses incurred in connection with such activities shall be paid by Grantor.

                           (vi) In the event Grantor knows or has reason to know that any Patent, Trademark or Copyright included in the Collateral is infringed, misappropriated or diluted by a third party, Grantor shall promptly notify Lender after it learns thereof and shall, unless Grantor shall reasonably determine that such Patent, Trademark or Copyright is of immaterial economic value to Grantor which determination Grantor shall promptly report to Lender, promptly sue for infringement, misappropriation or dilution, or take such other actions as Grantor shall reasonably deem appropriate under the circumstances to protect such Patent, Trademark or Copyright.

                           (vii) Grantor will furnish to Lender each year, on the anniversary date of the execution of this Agreement, statements, schedules and an inventory identifying and describing the Collateral, including without limitation, all Intellectual Property acquired subsequent to the date of this agreement and not identified on Schedule A and Schedule B, all transfers, assignments, licenses or sub-licenses of the Collateral by Grantor, and such other information in connection with the Collateral as Lender may reasonably request, all in reasonable detail. Any such Intellectual Property shall automatically become part of the Collateral.


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         5.       Lender's Appointment as Attorney-in-Fact.

                  (a) Grantor hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time after the occurrence, and during the continuation of, an Event of Default in Lender's reasonable discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, Grantor hereby grants Lender the power and right, on behalf of Grantor without notice to or assent by Grantor, to do the following:

                           (i) at any time when any Event of Default shall have occurred and is continuing in the name of Grantor or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under, or with respect to, any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Lender for the purpose of collecting any and all such moneys due with respect to such Collateral whenever payable;

                           (ii) to pay or discharge taxes and liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or part of the premiums therefor and the costs thereof; and

                           (iii) (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to Lender or as Lender shall direct, (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral, (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral, (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral, (E) to defend any suit, action or proceeding brought against Grantor with respect to any Collateral, (F) to settle, compromise or adjust any suit, action or proceeding described in the preceding clause and, in connection therewith, to give such discharges or releases as Lender may deem appropriate, (G) to assign any Trademark or Copyright (along with goodwill of the business to which such Trademark or Copyright pertains), throughout the world for such term or terms, on such conditions, and in such manner, as Lender shall in its sole discretion


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                  determine, and (H) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Lender's option and Grantor's expense, at any time, or from time to time, all acts and things which Lender deems necessary to protect, preserve or realize upon the Collateral and the liens of Lender thereon and to effect the intent of this Security Agreement, all as fully and effectively as Grantor might do. Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                  (b) Grantor also authorizes Lender, at any time and from time to time, to execute, in connection with the sale provided for in
         Section 8 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                  (c) The powers conferred on Lender hereunder are solely to protect the interests of Lender in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its partners, officers, directors, employees or agents shall be responsible to Grantor for any act or failure to act hereunder, except for their own negligence or willful misconduct or failure to comply with mandatory provisions of applicable law.

         6. Performance by Lender of Grantor's Obligations. If Grantor fails to perform or comply with any of its agreements contained herein and Lender, as provided for by the terms of this Security Agreement, and after simultaneous written notice to Grantor, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, then the expenses of Lender incurred in connection with such performance or compliance, together with interest thereon at the highest default rate provided in the Note, shall be payable by Grantor to Lender on demand and shall constitute Obligations secured hereby.

         7. Proceeds. It is agreed that if an Event of Default shall occur and be continuing, then (a) all Proceeds received by Grantor consisting of cash, checks and other cash equivalents shall be held by Grantor in trust for Lender, segregated from other funds of Grantor, and shall, forthwith upon receipt by Grantor, be turned over to Lender in the exact form received by Grantor (duly endorsed by Grantor to Lender, if required), and (b) any and all such Proceeds received by Lender (whether from Grantor or otherwise) shall promptly be applied by Lender against, the Obligations (whether matured or unmatured), such application to be in such order as set forth in the Loan Agreement.

         8. Remedies Upon Default. Upon an Event of Default under and as defined in the Loan Agreement, Lender may pursue any or all of the following remedies, without any notice to Grantor except as required below:

                  (a) Lender may give written notice of default to Grantor, following which Grantor shall not dispose of, conceal, transfer, sell or encumber any of the Collateral (including, but not limited to, cash proceeds) without Lender's prior written consent, even if such disposition is otherwise permitted hereunder in the ordinary course of business. Any such disposition, concealment, transfer or sale after the giving of such notice shall constitute a wrongful conversion of the Collateral. Lender may obtain a temporary restraining order or other equitable relief to enforce Grantor's obligation to refrain from so impairing Lender's Collateral.

                  (b) Lender may take possession of any or all of the Collateral. Grantor hereby consents to Lender's entry into any of Grantor's premises to repossess Collateral, and specifically consents to Lender's forcible entry thereto as long as Lender causes no significant damage to the premises in the process of entry (drilling of locks, cutting of chains and the like do not in themselves cause "significant" damage for the purposes hereof) and provided that Lender accomplishes such entry without a breach of the peace.

                  (c) Lender may dispose of the Collateral at private or public sale. Any required notice of sale shall be deemed commercially reasonable if given at least five (5) days prior to sale. Lender may adjourn any public or private sale to a different time or place without notice or publication of such adjournment, and may adjourn any sale either before or after offers are received. The Collateral may be sold in such lots as Lender may elect, in its sole discretion. Lender may take such action as it may deem necessary to repair, protect, or maintain the Collateral pending its disposition.

                  (d) Lender may exercise its lien upon and right of setoff against any monies, items, credits, deposits or instruments that Lender may have in its possession and that belong to Grantor or to any other person or entity liable for the payment of any or all of the Obligations.

                  (e) Lender may exercise any right that it may have under any other document evidencing or securing the Obligations or otherwise available to Lender at law or equity.

         9. Limitation on Duties Regarding Preservation of Collateral. Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under the UCC or otherwise, shall be to deal with it in the same manner as Lender would deal with similar property for its own account. Neither Lender nor any of its partners, directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Grantor or otherwise.

         10. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and are powers coupled with an interest.

         11. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         12. Section Headings. The section headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         13. No Waiver: Cumulative Remedies. Lender shall not by any act (except by a written instrument pursuant to Section 14 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Lender of any right or remedy hereunder on any occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         14. Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Grantor and Lender, provided that any provision of this Security Agreement may be waived by Lender in a written letter or agreement executed by Lender or by facsimile transmission from Lender. This Security Agreement shall be binding upon the successors and assigns of Grantor and shall inure to the benefit of Lender and its successors and assigns.

         15. Notices. Any and all notices, elections or demands permitted or required to be made under this Security Agreement shall be in writing, signed by the party giving such notice, election or demand and shall be delivered personally, telecopied, or sent by certified mail or overnight via nationally recognized courier service (such as Federal Express), to the other party at the address set forth below, or at such other address as may be supplied in writing and of which receipt has been acknowledged in writing. The date of personal delivery or telecopy or three (3) business days after the date of mailing (or the next business day after delivery to such courier service), as the case may be, shall be the date of such notice, election or demand. For the purposes of this Security Agreement:

The Address of Lender is:               FINOVA Capital Corporation
                                        1000 First Avenue
                                        King of Prussia, PA  19406
                                        Attention: Michael McCauley
                                        Telecopy No.: 610/491-8444
with a copy to:                         FINOVA Capital Corporation
                                        355 S. Grand Avenue
                                        Suite 2500
                                        Los Angeles, CA  90071
                                        Attention: Michael Rosner, Esq.
                                        Telecopy No.: 213/253-1582

The Address of Grantor is:              Galaxy Nutritional Foods, Inc.
                                        2441 Viscount Row
                                        Orlando, FL 32809
                                        Attention: Angelo Morini
                                        Telecopy No.: 407/855-1099

with a copy to:                         Baker & Hostetler
                                        200 S. Orange Avenue
                                        Suite 2300
                                        Attention: Jeff Decker
                                        Telecopy No.: 407/841-0168

         16. Governing Law. This Security Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Arizona applicable to contracts to be wholly performed in such State, or to the extent required, by federal law.

         17. Counterparts. This Agreement may be executed in any number of counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

         18. Consent to Jurisdiction; Exclusive Venue. Grantor hereby irrevocably consents to the Jurisdiction of the Arizona state courts or the United States District Court sitting in Maricopa County, Arizona for the purpose of any litigation to which Lender may be a party and which concerns this Security Agreement or the Obligations. It is further agreed that venue for any such action shall lie exclusively with courts sitting in Maricopa County, Arizona unless Lender agrees to the contrary in writing.

         19. Waiver of Trial by Jury. LENDER AND GRANTOR HEREBY KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COUNSEL WAIVE TRIAL BY JURY IN ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTER-CLAIMS, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT OR THE LOAN DOCUMENTS.

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                     GRANTOR:

                                     GALAXY NUTRITIONAL FOODS, INC.,
                                     a Delaware corporation


                                     By:      /s/ Angelo S. Morini
                                         -------------------------
                                     Title:   Chairman, President & CEO
                                            ----------------------------


                                     LENDER:

                                     FINOVA CAPITAL CORPORATION,
                                     a Delaware corporation


                                     By:      /s/ Michael J. McCauley
                                         -------------------------------
                                     Title:   Vice President
                                            ----------------------------

                                   SCHEDULE A



                                      -14-
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                                   SCHEDULE B



                                      -15-